QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 10.1

AMENDMENT NO. 5 TO OPTION AGREEMENT II

        * Confidential Treatment Requested: Portions of this document have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

        This Amendment No. 5 to Option Agreement II (the "Amendment No. 5") is effective as of October 25, 2001 (the "Effective Date") by and between Adaptec Manufacturing (S) Pte. Ltd., a company organized under the laws of Singapore, with its current registered address at 6 Battery Road, 532-00, Singapore 049909 ("Customer"), and Taiwan Semiconductor Manufacturing Co., Ltd., a company organized under the laws of the Republic of China, with its registered address at No. 121 Park Avenue 3, Science-Based Industrial Park, Hsin-Chu, Taiwan, Republic of China ("TSMC"), for the purpose of amending the Option Agreement II entered into by Customer and TSMC on October 23, 1995 (the "Option Agreement II") as follows:

1.
Replace Section 20 from Amendment No. 4 with the following:

        "Section 20 Non-Publicity

  (a)
  No publicity or information regarding the existence or contents of this Agreement shall be given or released by either party in any case, other than as required by law. In the event that any applicable law or regulation requires the disclosure of this Agreement, the disclosing party must provide details of the disclosure request prior to submission of such information to the requesting authority.

  (b)
  The exchange of information by either party for the purposes of review of the contents prior to disclosure as described in the foregoing Section 20(a) will be handled directly by the TSMC and Customer representatives responsible for official company communications and public relations:

For TSMC
Name:	Rick Tsai
Title:	President and COO
Address:	No. 121, Park Avenue 3, Science-Based Industrial Park, Hsin-Chu, Taiwan, Republic of China
Telephone No:	011-886-3-578-0221
Fax No:	011-886-3-578-1545
CC to:
Name:	David Keller
Title:	Vice President, Business Management, TSMC North America
Address:	2585 Junction Avenue, San Jose, CA 95134, USA
Telephone No:	408-382-8068
Fax No:	408-382-8008
For Customer
Name:	Mike Bellnier
Title:	Vice President, Engineering Operations
Address:	691 South Milpitas Boulevard, Milpitas, CA95035, USA
Telephone No:	408-945-8600
Fax No:	408-957-8227

  (c)
  In the event that either party breaches Section 20(a) of this Agreement, the non-breaching party may terminate this Agreement immediately with a 180 days written notice to the breaching party pursuant to Section 7(c) of this Agreement."

2.
Replace Exhibits B and D with the new Exhibits B and D attached hereto.

3.
All the other terms and conditions of the Option Agreement II and prior Amendments, shall remain unchanged to the extent not in conflict with the terms and conditions in this Amendment No. 5.

Taiwan Semiconductor Manufacturing Co., Ltd.		Adaptec Manufacturing (S) Pte. Ltd.
/s/ RICK TSAI		/s/ MIKE BELLNIER
Name:	Rick Tsai	Name:	Mike Bellnier
Title:	President and COO	Title:	Vice President, Engineering Operations

Exhibit B
CUSTOMER/TSMC COMMITTED CAPACITY

Unit: K 6" Wafer Equivalent

	2001	2002	2003	2004
Base Capacity (For Options)	[*]	[*]	[*]	[*]
X% of Base Capacity	[*]	[*]	[*]	[*]
Option	[*]	[*]	[*]	[*]
TSMC Committed Capacity (Base Capacity + Option Capacity)	[*]	[*]	[*]	[*]
Customer Committed Capacity (X% Base Capacity + Option Capacity)	[*]	[*]	[*]	[*]

1.    For 2001

        Option Capacity [*] wafers times US$[*] per wafer = US$8.4 million

2.    For 2002, 2003, 2004

        Option Capacity of [*] wafers times US$[*] per wafer = US$28.4 million for 2002, 2003, 2004

        The Option Credit of US$[*] per wafer will apply to wafers both within and in excess of the Option Capacity, in any given year. The Agreement will terminate upon Adaptec's purchase of [*] wafers.

3.    For 2001 - 2004

        In the case that Adaptec does not purchase the required Option Capacity, in any give year, the unused Option Deposit will be rolled over until Adaptec purchases [*] wafers.

        [*]  Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit D
OPTION FEE

Year	Option Capacity (Unit: Wafer Equivalent)	Option Fee (Unit: US$)	Due Date

2000	[*]	$8.4M	Paid
2001	[*]	$8.4M	Paid
2002	[*]	$8.4M	Paid
2003	[*]	$10M	Paid
2004	[*]	$10M	Paid

        [*]  Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

QuickLinks

AMENDMENT NO. 5 TO OPTION AGREEMENT II
Exhibit B CUSTOMER/TSMC COMMITTED CAPACITY
Exhibit D OPTION FEE